JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
Supplement dated June 27, 2011 to PROSPECTUSES dated May 2, 2011
Changes to Variable Investment Options
This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued prior to November 23, 2009, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements Contract prospectuses dated May 2, 2011.

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.
Purpose of this Supplement
The Supplement announces name changes and Investment Strategy changes to the Optimized All Cap Trust and Optimized Value Trust (Portfolios were not available to all Contracts).
Portfolio Name Changes
Effective after the close of business on June 27, 2011, Optimized All Cap Trust will be known as Fundamental All Cap Core Trust and Optimized Value Trust will be known as Fundamental Large Cap Value Trust:

Former Portfolio Name	New Portfolio Name
Optimized All Cap Trust	Fundamental All Cap Core Trust
Optimized Value Trust	Fundamental Large Cap Value Trust
Accordingly, all references in the Annuity Prospectus to “Optimized All Cap Trust” are replaced with “Fundamental All Cap Core Trust” and all references in the Annuity Prospectus to “Optimized Value Trust” are replaced with “Fundamental Large Cap Value Trust.” You should retain this Supplement for future reference.
Investment Strategy Changes
Effective after the close of business on June 27, 2011, we revise disclosure in “IV. General Information about Us, the Separate Accounts and the Portfolios” to replace information on Optimized All Cap Trust and Optimized Value Trust as follows:
JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio’s manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.
The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
(see Section VI “Optional Benefits”).
John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Fundamental All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of large-, mid- and small-cap companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders.

Fundamental Large Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of large-cap companies that have a market capitalization range at the time of investment equal to or greater than that of the top 80% of the companies that comprise the Russell 1000® Index.
Supplement dated June 27, 2011

06/11:	333-70728	033-79112
	333-70730	333-83558
	333-70850	033-46217
	333-71072	333-138846
	333-71074	333-61283